Exhibit 99.2

FIRST QUARTER 2021 EARNINGS PRESENTATION May 17 , 2021

FORWARD LOOKING STATEMENTS 2

3 AGENDA Business Overview L. Joe Boyer Chief Executive Officer Financial Overview & Outlook David Quinn Chief Financial Officer

A LEADING NATIONAL TECHNICAL SERVICES PLATFORM

Specialized provider of testing, inspection, environmental and engineering services to support and maintain critical infrastructure

ATLAS OVERVIEW LAST 12 MONTHS

- **$482M Gross Revenue[1]**
- **16.4% Adj. EBITDA Margin[1,2]**
- **$689M Backlog**

ESSENTIAL PROVIDER OF MISSION CRITICAL SERVICES

- Testing, Inspection & Certification
- Environmental Solutions
- Engineering & Design
- Program, Construction, & Quality Management

FEATURED PROJECT



Atlas is providing environmental services as well as conceptual, preliminary and final design, and survey services for the reconstruction of the I-16/I-75 Interchange in Macon, Georgia. This project is currently under construction.

ENR Top Construction Management Firm #13

ENR Top Environmental Management Firm #8

ENR Top Program Management Firm #44

1. Based on LTM Q1 2021.
2. Adj. EBITDA Margin calculated as LTM Q1 2021 Adjusted EBITDA / LTM Q1 2021 Net Revenues.

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• Gross revenues up 12.8% YoY, driven by strong organic growth 1 of 6.0% and contributions from M&A • Net revenue 2 increased 12.3% YoY, reflecting the continued increase of self - performance and cross - selling while reducing reliance on third party providers • Adj. EBITDA 2 at 14.3% of net revenues, in line with expectations • Adjusted net income 2 of $0.78 per share. • AEL acquisition broadens reach of infrastructure services while strengthening cross - selling capabilities in the New York Tri - State Area • Backlog up sequentially to a record $689 million • Transformed and simplified capital structure • M&A execution, core business growth, and market momentum lead to increased guidance Q1 2021 HIGHLIGHTS Organic growth and contributions from M&A drove solid results Gross Revenue $123.3M Backlog $689M Adj. EBITDA 1 $14.5M Adj. EPS 2 $0.78 1. Organic growth is defined as total revenue growth less revenue acquired for the comparable pre - acquisition period. 2. Adjusted EBITDA, Net Revenue , Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. 5

SERVICE LINE & END MARKET UPDATE 1. Net Revenue is not a financial measure determined in accordance with GAAP. For a definition of Net Revenue and a reconciliati on to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. 6 Atlas’ mission critical services support infrastructure and other essential industries Government - based volume solid and growing Favorable policy tailwinds for environmental, transportation and infrastructure demand Private sector work accelerating following COVID - 19 delays, notably in Northeast and Northern California Q1 2020 NET REVENUE 1 BY SERVICE LINE Testing, Inspection & Certification Services (TIC) Environmental Solutions (ENV ) Program, Construction & Quality Management (PCQM) Engineering & Design (E&D ) Industrial hygiene, building sciences, remediation services, air & water quality, ESA, due diligence, AST & UST, ESG services Materials Testing & Insp., QC Testing, Owner Verification & Insp., Non - Destructive Test., Forensic & Structural Invest., Materials Laboratory Services TIC ENV PCQM E&D Program management, construction management, quality management Civil, transportation, structural, & geotechnical engineering, sub - surface utility engineering, geophysics, NBIS & bridge inspection

BACKLOG & KEY WINS

Record backlog fueled by key wins across all Atlas service lines and geographies

Q1 2021 BACKLOG $689M

Building strong pipeline of work, providing favorable trajectory for 2021

Q1 2021 KEY WINS BY REGION



West

Particular strength for Testing, Inspection & Certification services across industrial, infrastructure, and commercial end markets:

- $3M – CMT Services for Medical Campuses (TIC)
- $1M – Levee Improvements (TIC)
- $1M – Transit and Aviation Guideway Testing (TIC)
- $630K – BRT Support (TIC)
- $600K – Multi-Office Complex Development (TIC)

Northeast

Solid results in Environmental services with a number of key awards:

- $7M – National Environmental Services Contract (ENV)
- $1.5M – Nationwide Phase I ESAs (ENV)
- $600K – Environmental Services for Plastic Manufacturer (ENV)
- $600K – Underground Storage Tank Environmental Program (ENV)
- $550K – Nationwide Hazardous Materials Surveys (ENV)

Central

Solid awards across Environmental, Testing, Inspection & Certification, and Program, Construction & Quality Management:

- $4M – SD to Chicago Tunnel FRA Phase 1b (TIC)
- $3M – Beaumont District CEI (PCQM)
- $1.2M – Ash Fill Area CQA (ENV)
- $1.1K –Subsidence Investigation (ENV)
- $750K – Ash Pond Closure Services (ENV)

Southeast

Strong wins in Environmental, Program, Construction & Quality Management, and Testing, Inspection & Certification:

- $30M – Remediation Services MSA for Petroleum Client (ENV)
- $10M – Maintenance, Engineering & Inspection Services (PCQM)
- $8M – Compliance, Engineering & Testing for County Landfill (TIC)
- $630K – Thomson West Bypass CEI (PCQM)
- $500K – Stormwater Inventory Mapping Services (PCQM)

Note: Beginning this quarter, the Company has updated the calculation of backlog to better reflect the outlook for contractual revenue across the expanded business platform and to more closely match the methodology of its competitors while maintaining its practice to only include projections for existing fully executed contracts. This change increased reported backlog by $49 million as of April 2, 2021 as compared to the prior method of calculation for quarter end, which was up sequentially and would have been another record high.

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FEDERAL INFRASTRUCTURE BILL

Atlas is well-positioned to capitalize on the proposed Federal Infrastructure Bill

$1.9T Infrastructure Plan


$211B
$449B
$378B
~$900B
Water & Utility Infrastructure
Transportation Infrastructure
Housing & Education
Not Related to Atlas

More Than Half of $1.9T Bill Addressable to Atlas Services[1]

Atlas has identified $1.0T+ of proposed investments in the Federal Infrastructure Bill that would positively impact its service lines and end markets



Transportation Infrastructure
$449B

- Roads & Bridges
- Commuter and Freight Rail
- Airports, Ports and Harbors
- Underinvested Communities



Water & Utility Infrastructure
$211B

- Modernize Water Systems
- Monitoring Systems
- Eliminating Lead Pipes



Housing & Education
$378B

- Public Housing Infrastructure
- Public Schools and Community Colleges
- Healthcare Facilities

1. Technical services typically represent approximately 6-8% of infrastructure investment.

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2016 1 $228M 2017 $278M 1 2018 $426M 2019 $471M 1 2020 $468M 2021 ~$530M 3 STRATEGIC GROWTH TRAJECTORY Proven execution of growth plan through organic and M&A means Revenue CAGR ~20% 2016 - 2020 Gross Revenue 2 1 2016 Includes ATC as the accounting predecessor. 2017 includes partial year impact of acquisitions. 2019 Formal year of merger between Atlas and ATC. 2 GAAP based historical revenue. 3. Based on the midpoint of 2021 guidance. 9

Long and Atlas operations and sales teams working seamlessly together Long has been transitioned to Atlas payroll and benefits Atlas Health & Safety Management program is in place M&A INTEGRATION SUCCESS Long Engineering Integration Accelerating Growth Through Cross - Selling Synergies 10 • Accelerating growth for Long and Atlas through revenue synergies • Atlas has been able to improve its competitive position with GDOT through the added expertise and resources of Long • Successful, large Quality Assurance win in TXDOT I - 35 highway design utilized Long’s technical resources • Long won its 1 st Construction, Engineering & Inspection contract in Alabama • Atlas won Alabama rail planning project with help of Long’s relationships • Long’s experienced Subsurface Utility Engineering (SUE) team is leading an initiative to grow Atlas’ SUE capabilities across the platform • Long selected for Georgia statewide SUE contract • Significant progress made in Virginia, the Carolinas and Texas Year - 1 Cross - selling Highlights Year - 1 Integration Highlights Long Engineering 1 st Year Performance Post Transaction Close Accelerated growth driven by cross - selling revenue synergies

FIRST QUARTER FINANCIAL HIGHLIGHTS Resilient business model continues delivering strong results (Dollars in Millions) 1. Adjusted EBITDA, Net Revenue, Adjusted Net Income, and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see th e Appendix included herewith. 2. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues. Q1 2021 Q1 2020 YoY Change Gross Revenue $123.3 $109.3 12.8% Net Revenue 1 $101.6 $90.5 12.3 % Adj. EBITDA 1 $14.5 $12.9 12.7% Adj. EBITDA Margin 2 14.3% 14.2% 0.1 % Adj. EPS 1 $0.78 $0.05 +$0.73 11 First quarter 2021 organic growth of ~6%

88% 12% Class A Shares: 31.7M Class B Shares: 4.3M 12 RECAPITALIZED BALANCE SHEET IN FEBRUARY 2021 Executing on previously communicated capital structure optimization efforts Transformed and Simplified Capital Structure Transaction Summary Debt & Preferred Equity Units 12/31/2020 4/2/2021 Prior Term Loan (L+6.25%, 2026) $271M - Prior $40M Revolver (L+6.25%, 2025) $24M - Preferred Equity (5.00% + 7.25% PIK, 2026) $151M - New Term Loan (L+5.50% + 2.00% PIK, 2028) - $432M New $75M Delayed Draw Term Loan (L+5.50% + 2.00% PIK, 2028) - $0M New $40M ABL Revolver (L+2.50%, 2026) - $30M Total Debt $446M $462M 36.0M Total Common Shares Outstanding Equity Ownership 1 Net leverage calculated as (debt – cash) / LTM Adj . EBITDA including predecessor period of acquisitions. ~100 bps Weighted Average Interest Rate Reduction New Term Loan and Revolver $21M Cash Savings on Debt Service and Dividends over Initial 24 Months 0 Warrants and Preferred Equity Completed warrant exchange in 2020; Fully redeemed preferred equity units at par Well positioned to enhance earnings and cash - generating power of business moving forward ~1 Turn Expected Reduction in Net Leverage 1 in 2021 Towards <3.0x Goal Through organic growth, cash generation, deleveraging M&A

RAISING FULL YEAR 2021 OUTLOOK Strong client base and resilient and scalable business model supports full year outlook 1. Adjusted EBITDA and Net Revenue are not financial measures determined in accordance with GAAP. For a definition of Adjusted E BIT DA and Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordan ce with GAAP, please see the Appendix included herewith. 13 • Outlook reflects solid Q1 2021 results, the addition of AEL in April, and current visibility on timing of work • Anticipate growth of 13% for revenue and 22% for Adjusted EBITDA for full year 2021 • Government - based work remains positive YoY and seeing continued recovery in private sector work • Positioned to benefit from expanding federal, state and local investments in infrastructure and environment • Anticipate full turn reduction in net leverage in 2021 • Growing backlog to fuel underlying earnings power in 2021 and beyond PRIOR FULL YEAR FY 2021 GUIDANCE $500M - $520M GROSS REVENUE $70M - $76M ADJ. EBITDA 1 REVISED FULL YEAR FY 2021 GUIDANCE $520M - $540M GROSS REVENUE $73M - $80M ADJ. EBITDA 1

Executing on accretive M&A, integration efforts, cross - selling initiatives and key project wins Transformative quarter for Atlas, with solid execution and multiple key strategic accomplishments Delivered solid Q1 2021 results, with strong organic growth and contributions from recent M&A, resulting in increased outlook for 2021 Revitalized capital structure to invest in growth, expand cash flow and generate superior returns – all while positioning the company to rapidly lower net leverage SUMMARY 14 The image part with relationship ID rId5 was not found in the file.

APPENDIX 15

RECONCILIATION Net Income to Adj. EBITDA and LTM Revenue 16 Reconciliation Revenues LTM Q1 2021 Gross Revenues Reimburseable Expenses Net Revenues Year ended December 31, 2020 468,217$ (86,811)$ 381,406$ Less: Quarter ended March 31, 2020 (109,302) (18,802) (90,500) Plus: Quarter ended April 2, 2021 123,269 (21,676) 101,593 LTM Q1 2021 482,184$ (89,685)$ 392,499$ For the year ended December 31, Reconciliation Net Income to Adjusted EBITDA April 2, 2021 March 31, 2020 2020 LTM Q1 2021 Net (loss) income (14,790)$ (23,569)$ (27,062)$ (18,283)$ Interest 23,042 5,640 24,673 42,075 Taxes - - 133 133 Depreciation and amortization 4,560 5,002 26,057 25,615 EBITDA 12,812 (12,927) 23,801 49,540 EBITDA for acquired business prior to acquisition date - 763 800 37 One-time legal/transaction costs - - - - Other non-recurring expenses 1,266 14,669 26,731 13,328 Non-cash equity compensation 446 10,386 11,400 1,460 Adjusted EBITDA 14,524$ 12,891$ 62,732$ 64,365$ Adj. EBITDA % of Net Revenues LTM Q1 2020 16.40% For the quarter ended

RECONCILIATION Net Income & EPS to Adj. Net Income and Adj. EPS 17 ATLAS TECHNICAL CONSULTANTS, INC. AND SUBSIDIARIES Reconciliation of net loss attributable to Class A common stockholders to adjusted net income attributable to Class A common stockholders Amounts in thousands, except per share data April 2, 2021 March 31, 2020 Net loss attributable to Class A common stockholders (8,520)$ (1,506)$ Amortization of intangible assets 3,164 1,816 Write-off of deferred financing costs 15,197 - Acquisition costs and other non-recurring charges 1,266 - Income tax expense - - Adjusted net income attributable to Class A common stockholders 11,107$ 310$ Weighted average of shares outstanding Class A common shares (basic and diluted): 14,256 5,767 April 2, 2021 March 31, 2020 Net loss attributable to Class A common stockholders per share (0.60)$ (0.26)$ Amortization of intangible assets 0.22 0.31 Write-off of deferred financing costs 1.07 - Acquisition costs and other non-recurring charges 0.09 - Income tax expense - - Adjusted EPS 0.78$ 0.05$ For the quarter ended (Unaudited) (Unaudited) For the quarter ended